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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 13, 2000.

                                Capital One Bank
                  --------------------------------------------
                  (Originator of the Capital One Master Trust)
                                on behalf of the
                            Capital One Master Trust
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Virginia                     0-23750                    54-1719855
----------------------------  ------------------------    ----------------------
(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
 of Incorporation)                                        Identification Number)

        11013 West Broad Street
         Glenn Allen, Virginia                                     23060
---------------------------------------                          ----------
(Address of Principal Executive Office)                          (Zip Code)



Registrant's telephone number, including area code (804) 967-1000


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.    Not Applicable.

Item 2.    Not Applicable.

Item 3.    Not Applicable.

Item 4.    Not Applicable.

Item 5.    On October 26, 2000 the Capital One Master Trust issued its Class A
             Floating Rate Asset Backed Certificates, Series 2000-4 and its Class B Floating Rate Asset Backed Certificates, Series 2000-4.

Item 6.    Not Applicable.

Item 7.    Exhibits.

           The following are filed as Exhibits to this Report under Exhibit 4.1,
           4.2 and 10.1.

           Exhibit 4.1 Amendment Number 6 to the Pooling and Servicing Agreement dated as of October 13, 2000.

           Exhibit 4.2 Series 2000-4 Supplement dated as of October 26, 2000.

           Exhibit 10.1 ISDA Master Agreement dated October 26, 2000.

Item 8.    Not Applicable.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Capital One Bank on behalf of Capital One Master Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CAPITAL ONE MASTER TRUST
                                              By: CAPITAL ONE BANK



                                              By: /s/ Thomas Feil
                                                  --------------------------
                                              Name: Thomas Feil
                                              Title:  Director of Securitization


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                                 EXHIBIT INDEX
                                 -------------

Exhibit                   Description
-------                   -----------

4.1 Amendment Number 6 to the Pooling and Servicing Agreement dated as of October 13, 2000.

4.2          Series 2000-4 Supplement dated as of October 26, 2000.

10.1         ISDA Master Agreement dated October 26, 2000.


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